EXHIBIT 10.1

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of November 3, 2017 (the "Amendment Effective Date"), is made by and among CAS Medical Systems, Inc., a Delaware corporation ("Borrower"), Solar Capital Ltd., a Maryland corporation ("Solar"), in its capacity as administrative and collateral agent for Lenders (in such capacity, together with its successors and assigns in such capacity, "Agent"), and the Lenders listed on Schedule A of the Loan and Security Agreement (as defined below) or otherwise a party hereto from time to time including Solar in its capacity as a Lender and Western Alliance Bank, an Arizona corporation, as a Lender (each a "Lender" and collectively, the "Lenders").

The Borrower, the Lenders and Agent are parties to a Loan and Security Agreement dated as of June 30, 2016 (as amended, restated or modified from time to time, the "Loan and Security Agreement").  The Borrower has requested that the Lenders agree to certain amendments to the Loan and Security Agreement.  The Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1               Definitions; Interpretation.

(a) Terms Defined in Loan and Security Agreement.  All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

(b) Interpretation.  The rules of interpretation set forth in Section 1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2               Amendments to the Loan and Security Agreement.

(a) The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:

 (i)        Amended Definitions.  The following definitions are hereby amended as follows:

"Revolving Loan Commitment Termination Date".  The definition of "Revolving Loan Commitment Termination Date" is hereby amended by replacing "July 1, 2018" with "July 1, 2019" therein.

 (ii)       Section 6.3(d).  Section 6.3(d) is hereby amended and restated as follows:

"(d) (i) So long as no Revolving Loans are outstanding, as soon as available and in any event within ten (10) days after the end of each calendar month, and (ii) as long as any Revolving Loans are outstanding, on a biweekly basis (as soon as available and in any event no later than the fifteenth (15th) day of each calendar month and the end of each calendar month), and, in each case, at such other times as Agent or the Revolving Lenders may reasonably require, Borrower shall deliver to Agent and the Revolving Lenders a Borrowing Base Certificate, certified by Borrower's president, chief executive officer, chief financial officer or treasurer, setting forth the Borrowing Base of Borrower as at the end of the most-recently ended fiscal month or as at such other date as Agent may reasonably require."

 (iii)      Section 2.6(d).  Section 2,6(d) is hereby amended by replacing "three tenths of one percent (0.30%)" with "one percent (1.00%)" therein.

(b) References Within Loan and Security Agreement.  Each reference in the Loan and Security Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 3               Conditions of Effectiveness.  The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a) Fees and Expenses.  The Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 5(e), and (ii) all other fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan and Security Agreement.

(b) This Amendment.  Agent shall have received this Amendment, executed by Agent, the Lenders and the Borrower.

(c) Representations and Warranties; No Default.  On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:

 (i)        The representations and warranties contained in Section 4 shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and

 (ii)       There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 4               Representations and Warranties.  To induce the Lenders to enter into this Amendment, the Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; (b) that there has not been and there does not exist a Material Adverse Change; and (c) other than as updated on Exhibit A attached hereto, that the information included in the Perfection Certificate delivered to Agent on the Effective Date remains true and correct.   For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date).

SECTION 5               Miscellaneous.

(a) Loan Documents Otherwise Not Affected; Reaffirmation.  Except as expressly amended pursuant hereto or referenced herein, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.  The Lenders' and Agent's execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.  The Borrower hereby reaffirms the grant of security under Section 4.1 of the Loan and Security Agreement and hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, including without limitation any Term Loans funded on or after the Amendment Effective Date, as of the date hereof.

(b) Conditions.  For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

(c) Release.  In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.  Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.  Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(d) No Reliance.  The Borrower hereby acknowledges and confirms to Agent and the Lenders that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(e) Costs and Expenses.  The Borrower agrees to pay to Agent within ten (10) days of its receipt of an invoice (or on the Amendment Effective Date to the extent invoiced on or prior to the Amendment Effective Date), the out-of-pocket costs and expenses of Agent and the Lenders party hereto, and the fees and disbursements of counsel to Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date or after such date.

(f) Binding Effect.  This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(g) Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

(h) Complete Agreement; Amendments.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

(i) Severability of Provisions.  Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(j) Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.

(k) Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

CAS MEDICAL SYSTEMS, INC.,
 as Borrower

By:_________________________
Name:  Jeffery A. Baird
Title:  Chief Financial Officer

AGENT AND LENDER:

SOLAR CAPITAL LTD.,
 as Agent and a Lender

By:_________________________
Name:  Anthony Storino
Title:  Authorized Signatory

LENDER:

WESTERN ALLIANCE BANK,
 as a Lender

By:_________________________
Name:  Bill Wickline
Title:  VP, Director of Portfolio Management